CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Total revenue	$ 838,142	$ 1,274,499	$ 1,010,663
Costs and expenses:
Cost of product revenue	430,750	506,530	662,747
Research and development	11,908,294	16,989,911	20,378,161
Selling, general and administrative	10,573,321	18,503,684	19,855,987
Total costs and expenses	22,912,365	36,000,125	40,896,895
Loss from operations	(22,074,223)	(34,725,626)	(39,886,232)
Interest income, net	152,006	291,964	393,109
Net loss	(21,922,217)	(34,433,662)	(39,493,123)
Net loss attributable to common stockholders	$ (21,922,217)	$ (34,433,662)	$ (39,493,123)
Net loss per share attributable to common stockholders - basic and diluted (in usd per share)	$ (1.22)	$ (1.99)	$ (2.43)
Weighted-average number of common shares outstanding — basic and diluted (shares)	18,016,841	17,260,626	16,233,985
Net product revenue
Total revenue	$ 826,515	$ 1,260,973	$ 989,918
Other revenue
Total revenue	$ 11,627	$ 13,526	$ 20,745